                               CLIPPER FUND/TM/


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 15, 1996

To Our Shareholders:

        The Annual Meeting of Shareholders of Clipper Fund/TM/ will be held on Friday, March 15, 1996 at 9:30 a.m., at the Peninsula Hotel, Magnolia Room, 9882 Santa Monica Blvd., Beverly Hills, California. The purpose of the Annual Meeting is to consider and vote upon the following matters, which are more fully described in the accompanying Proxy Statement, which is incorporated into this notice by reference:

  1. Election of a Board of Directors;

  2. Ratification of the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the Fund for the year ending December 31, 1996; and

  3. Such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on January 31, 1996 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

                                          By Order of the Board of Directors


                                          /s/
                                          James Gipson
                                          Chairman & President

FEBRUARY 16, 1996


                                   IMPORTANT

SHAREHOLDERS ARE REQUESTED TO DATE, FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED WITHIN THE UNITED STATES.

                                CLIPPER FUND/TM/


                                PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD MARCH 15, 1996

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Clipper Fund/TM/ (the "Fund") for use at the Annual Meeting of Shareholders of the Fund, to be held on Friday, March 15, 1996 at 9:30 a.m. at the Peninsula Hotel, Magnolia Room, 9882 Santa Monica Blvd., Beverly Hills, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on January 31, 1996 will be entitled to receive notice of and to vote at the meeting. This proxy statement will be mailed to shareholders on or about February 16, 1996.

      Each share of capital stock is entitled to one vote, except that shareholders are entitled to cumulate votes for the election of directors. Thus, each shareholder entitled to vote for directors will be able to give one candidate that number of votes which is equal to six (the number of directors to be elected) multiplied by the number of shares that the shareholder holds, or be able to distribute that number of votes among two or more candidates in such manner as the shareholder sees fit. Cumulative voting will be provided to all shareholders only if a shareholder at the meeting and prior to the election of directors gives notice of his intention to cumulate votes.

      The required quorum for the transaction of business at the Meeting is the presence in person or by proxy of a majority of the shares entitled to vote at the meeting of shareholders.

      Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, or, if no specification is made, according to the recommendations of the Board of Directors in this Proxy Statement. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by a writing delivered to the Fund. This revocation must show the shareholder's name and account number and must be received prior to the voting at the meeting to be effective. In addition, a shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any proxy previously given. The Fund had 6,857,636 shares of capital stock outstanding as of January 31, 1996.

      Proxy materials will be mailed to shareholders of record on or about February 16, 1996. Copies of the Fund's most recent Annual and/or Semi-Annual report may be obtained from the Fund at no charge by writing or telephoning the Fund at its principal executive offices at Suite 800, 9601 Wilshire Boulevard, Beverly Hills, CA 90210, telephone (800) 776-5033 Attention: Ted Bradpiece.

                             PRINCIPAL SHAREHOLDERS

The following is information about persons known to the Fund to own beneficially five percent or more of the outstanding shares of the capital stock of the Fund as of January 31, 1996:

                                          NUMBER OF
                                        SHARES OWNED    PERCENT
NAME AND ADDRESS                          OF RECORD     OF CLASS

  Charles Schwab & Co. Inc. (1)               836,654      12.2%
  Attention: Mutual Fund Department
  101 Montgomery Street
  San Francisco, California 94104

  Hewitt Associates (2)                       607,925       8.9%
  100 Half Day Road
  Lincolnshire, Illinois 60069

  Long Term Investment Pool                   464,843       6.8%
  State University of Iowa Foundation
  Alumni Center
  P.O. Box 4550
  Iowa City, Iowa 52244-4550

  FMC Corporation (3)                         455,851       6.7%
  Attn: Elaine P. Stallworth
  200 East Randolph Street, 51st Floor
  Chicago, IL 60601


(1) Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

(2) Hewitt Associates is the trustee for four company sponsored retirement plans. The plans are: Hewitt Associates Money Purchase Plan, Deferred Compensation Trust, HR10 Trust and Pension Plan. All four plans have the same address.

(3) FMC Corporation is the trustee for four company sponsored retirement plans. The plans are: Thrift & Stock Purchase Plan, Employee Services Corp. Benefit Trust, Master Retirement Trust Defense Retiree Medical 401 (h) - Salaried and Service Corporation Defense Retired Medical Trust-Hourly. All four plans have the same address.

                  PROPOSAL 1.  ELECTION OF BOARD OF DIRECTORS

It is proposed that a Board of six (6) directors be elected, each director to hold office indefinitely or until the next annual meeting of shareholders and until his or her successor is elected and qualified. It is the intention of the proxy holders named in the accompanyig form of proxy to vote such proxy for the election of the persons listed below unless shareholders specifically indicated in their proxies their desire to withhold authority to vote for such persons. Unless otherwise specified, proxy holders (or their substitutes) may cast an equal number of votes for each nominee for director or accumulate such votes and distribute them among the nominees at the discretion of said proxy holders. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

      Each nominee who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Mr. Gipson and Mr. Sandler are each deemed an "interested person" of the Fund because each is an officer of Pacific Financial Research, Inc. ("PFR" or the "Investment Adviser") and is an officer of the Fund. Each person listed below has consented to being named in this Proxy Statement and has indicated a willingness to serve as a director if elected.


                                                        SHARES OF CAPITAL STOCK
                                                              OF THE FUND                               TOTAL 1995
                                                          BENEFICIALLY OWNED                           COMPENSATION
                                                              DIRECTLY OR                 AGGREGATE      FROM FUND
                                                             INDIRECTLY ON    PERCENT      1995            AND
POSITION(S)             POSITION(S)                           JANUARY 31,        OF     COMPENSATION       FUND
NOMINEE NAME            WITH FUND    HELD SINCE      AGE         1996          CLASS      FROM FUND      COMPLEX(5)

James H.                Director,           1983      54        124,222 (1)      1.8%       $  -0-  $         -0-
Gipson*                 Chairman
                        and President

Michael C.              Director            1991      41          1,616 (1)       (2)       $  -0-        $   -0-
Sandler *               and
                        Vice President

Susan  M.               Director            1984      40          2,928           (2)       $5,000        $10,000
Bernfeld

Norman B.               Director            1984      64         12,256           (2)       $5,000        $10,000
Williamson

Lawrence P.             Director            1984      61          6,652 (3)       (2)       $5,000        $10,000
McNamee

F. Otis                 Director            1984      72         41,723 (4)       (2)       $5,000        $10,000
Booth, Jr.

(1) Of the 124,222 shares attributed to Mr. Gipson, 69,142 are held by the Pacific Financial Research, Inc. Money Purchase Plan and Trust (the "Plan"), 3,260 are held by the Pacific Financial Research Employees Savings Plan (the "ESP"), 51,820 are held by Mr. Gipson of which 2,525 shares are held in an IRA account and 2,545 are held by Mrs. Gipson in an IRA. The 69,142 shares held by the Plan include 8,749 shares in which Mr. Sandler has a vested interest, 37,975 shares in which Mr. Gipson has a vested interest and 1,217 shares in which Michael Kromm has a vested interest. The 3,260 shares held by the ESP include 376 shares in which Mr. Sandler has a vested interest, 300 shares in which Mr. Gipson has a vested interest and 429 shares in which Mr. Kromm has a vested interest.

(2)  The percentage of class is less than 1%.

(3) The shares attributed to Mr. McNamee are held, jointly and individually, by Mr. and Mrs. Lawrence P. McNamee.

(4)  The shares attributed to Mr. Booth are held, individually, by Mr. and Mrs.
     F. Otis Booth, Jr. and in trusts for their children, Ashley Brittingham and Scott Brittingham. Both Mr. and Mrs. Booth are trustees of these trusts.

(5) Total 1995 Compensation From Fund and Fund Complex consists of compensation and fees paid to directors and trustees by all of the Pacific Financial Research Funds: Clipper Fund, Inc. and Schooner Fund/(R)/.

     Mr. Gipson has been President of PFR, an investment management firm, since he founded it in 1980, and holds a similar position with and is a Trustee of the Schooner Fund/(R)/, a registered investment company. Prior to 1980, he was a portfolio manager with Batterymarch Financial Company and with other investment management firms. Mr. Gipson holds 45,692 shares of the Schooner Fund/(R)/.

     Mr. Sandler has been with PFR since 1984. He currently serves as Vice President and Portfolio Manager of PFR. Prior to that, he was a Vice President with Enterprise Systems and a Manager of Asset Redeployment for International Harvester. Mr. Sandler holds no shares in the Schooner Fund/(R)/.

     Ms. Bernfeld was in charge of operations for PFR from 1981 to 1994. She is a Trustee of the Schooner Fund/(R)/, a registered investment company. Prior to that, she was an accountant with Kendall and Warner, independent certified public accountants. Ms. Bernfeld holds 14,352 shares of the Schooner Fund/(R)/ in an IRA account.

     Mr. Williamson had been a Vice President and Portfolio Manager with PFR since 1983 prior to his retirement December 31, 1990. From 1980 to 1983, he was self-employed as an investment manager. Prior to that, he was Assistant Treasurer and Manager of Pension Trust Administration for FMC Corporation. He is also a Trustee of the Schooner Fund/(R)/, a registered investment company. Mr. Williamson holds no shares in the Schooner Fund/(R)/.

     Professor McNamee has been a Professor of Computer Science at UCLA since 1966. He is also a Trustee of the Schooner Fund/(R)/, a registered investment company. Professor McNamee holds no shares in the Schooner Fund/(R)/.

     Mr. Booth has been a private investor and rancher from 1973 to the present. He is also a Trustee of the Schooner Fund/(R)/, a registered investment company. Mr. Booth holds 4,505 shares of the Schooner Fund/(R)/.

     Over the last two years no nominee for director has had any material interest in a material transaction, or a proposed material transaction, to which PFR or the Fund was or is to be a party. During the last two years no nominee has been indebted to the Fund. No nominee has been a party adverse to the Fund in any material pending legal proceedings. In addition, no nominee has been the subject of any adverse securities-related judgments or orders.

     The Fund's Board of Directors has no standing audit, nominating or compensation committee or any committee performing similar functions. The Directors who are not "interested persons" of PFR serve as a de facto audit committee.

     Mr. Gipson has been a director and executive officer of the Fund since its organization, in March 1993. Mr. Sandler was initially elected as a director of the Fund in 1991. Messrs. McNamee and Booth have been directors of Fund since its commencement of operations on February 19, 1984. Mr. Williamson was a director and executive officer of the Fund since its organization prior to his retirement from PFR on December 30, 1990. He currently serves as a director to the Fund. Ms. Bernfeld was a director and executive officer of the Fund since its organization prior to her retirement from PFR on September 30, 1994. She currently serves as a director of the Fund. Mr. Gipson, Mr. Sandler and Mr. Kromm/1/, Secretary/Treasurer, the Fund's executive officers, are elected annually by the Board of Directors, and serve at the Board's pleasure.

     All directors and officers of the Fund as a group (7 persons) owned beneficially 190,966 shares of the Capital stock on January 31, 1996, approximately 2.8% of the outstanding shares. That number consists of an aggregate of 69,142 shares held by the Pacific Financial Research, Inc. Money Purchase Plan and Trust, 3,260 shares held by the Pacific Financial Research Employees Savings Plan, 41,723 shares held by Mr. and Mrs. F. Otis Booth, Jr., as described in the footnote to the table above, 51,820 shares held by Mr. Gipson, as described in the footnote to the table above, 2,928 shares held by Ms. Bernfeld in an IRA plan, 1,615 shares held by Mr. & Mrs. Sandler in IRA plans, 12,256 shares held by Mr. Williamson in an IRA plan, 1,570 shares held by Mr. Kromm, of which 1,298 are held in an IRA plan and 6,652 shares held by Mr. McNamee, of which 3,776 shares are held in IRA plans, 2,001 shares are held in trust with Mrs. McNamee and 875 shares are held in IRA plans for Mrs. McNamee.

     /1/Mr. Kromm, age 50, has been with PFR since 1990 and is presently its Operations Manager. He has been Secretary since 1992 and Treasurer since 1994.

                 REMUNERATION OF DIRECTORS, OFFICERS AND OTHERS

Officers and directors of the Fund who are also officers, directors, shareholders, employees or otherwise "interested persons" of the Investment Adviser receive no remuneration from the Fund. Each other Director receives an annual fee of $5,000. During the Fund's last fiscal year, three of the four Directors who were not "interested persons" of the Investment Adviser received combined fees and no expenses totalling $20,000. There were four Board of Directors meetings held in calendar year 1995. Each of the Directors attended 100% of those meetings with the exception of Mr. Booth who attended 75% of those meetings. The Fund has no bonus, profit-sharing, pension or retirement plan.

                        RECOMMENDATION AND REQUIRED VOTE

THE BOARD OF DIRECTORS, INCLUDING ALL "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE NOMINEES AS DIRECTORS OF THE FUND.

In the election of directors, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected directors.

THE INVESTMENT ADVISER

The Investment Adviser, located at 9601 Wilshire Boulevard, Beverly Hills, California 90210, currently serves as investment adviser to the Fund under the terms of the Investment Advisory Contract entered into as of April 1, 1990 (the "Contract").

         PROPOSAL 2.  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The 1940 Act requires that the Fund's independent auditors be selected by a majority of those directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser; that such selection be submitted for ratification or rejection at the Annual Meeting of Shareholders; and that the employment of such independent auditors be conditioned on the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment forthwith without penalty. The Board of Directors of the Fund, including those directors who are not "interested persons" of the Fund or the Investment Adviser, have approved the selection of Ernst & Young LLP as independent auditors for the calendar year ending December 31, 1996.

     Accordingly, such selection of Ernst & Young LLP as independent auditors of the Fund is submitted to shareholders for ratification or rejection. To the knowledge of the Fund and the Investment Adviser, apart from its fees received as independent auditors, neither the firm of Ernst & Young LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund or the Investment Adviser or affiliates of the Investment Adviser.

     A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

                        RECOMMENDATION AND REQUIRED VOTE

THE BOARD OF DIRECTORS, INCLUDING ALL "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

In order to ratify the selection of Auditors, the affirmative vote of the holders of a majority of the aggregate shares of the Fund represented and entitled to vote at the meeting is required.

                                 OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters. Votes withheld from any nominee for director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. Abstentions and broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.

     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally by telephone and the Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting material to their principals.

     Proposals of shareholders intended to be presented at the next annual meeting of the Fund must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting at the principal executive offices of the Fund at 9601 Wilshire Boulevard, Beverly Hills, California 90210, not later than December 31, 1996.

                  NOTICE TO BANKS, BROKERS/DEALERS AND VOTING
                          TRUSTEES AND THEIR NOMINEES

Please advise the Fund, in care of National Financial Data Services, Inc., P.O. Box 5229, Kansas City, Missouri 64120, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you and, if so, the number of copies of the Proxy Statement, other soliciting material and Annual Report you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY BALLOT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME.

FEBRUARY 16, 1996